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                                                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our reports dated March 10, 1995, included in Weatherford International Incorporated's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this registration statement.


           Arthur Andersen LLP

           Houston, Texas
           August 28, 1995